PUTNAM CAPITAL MANAGER TRUST

                Prospectus Supplement dated October 9, 1995
                     to Prospectuses dated May 1, 1995

Carol C. McMullen, Managing Director of Putnam Investment Management, Inc. ("Putnam Management") and Vice President of the Trust, and John K. Storkerson, Senior Vice President of Putnam Management and Vice President of the Trust, have had primary responsibility for the day-to-day management of PCM Global Growth Fund's portfolio since October, 1995 and April, 1992, respectively. Ms. McMullen has been employed by Putnam Management since June, 1995. Prior to June, 1995, Ms. McMullen was Senior Vice President of Baring Asset Management. Mr. Storkerson has been employed by Putnam Management since 1979.


HV-2003-1                                           21450 10/95
WVA-03S (10-95)